Exhibit 10.21

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PUBLIC HEALTH SERVICE

PATENT LICENSE AGREEMENT NONEXCLUSIVE – SUBLICENSABLE

and

BIOLOGICAL MATERIALS LICENSE-NON-EXCLUSIVE

This Agreement is based on the model Patent License Non-Exclusive Sublicensable Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Institute of Allergy and Infectious Diseases

an Institute or Center (hereinafter referred to as the “NIAID”) of the

NIH

and

Icosavax, Inc.,

hereinafter referred to as the “Licensee”,

having offices at 1 Union Square, 600 University Street, Suite 2525, Seattle, Washington 98101,

created and operating under the laws of Delaware.

Tax ID No.:            [***]

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For the NIAID’s internal use only:

License Number:

License Application Number: [***]

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

●	[***]

Licensee: Icosavax, Inc.

Cooperative Research and Development Agreement (CRADA) Number (if a subject invention): N/A

Additional Remarks:

Public Benefit(s): Development of nanoparticle-based respiratory syncytial virus (“RSV”) vaccines

This Patent License Agreement, hereinafter referred to as the “Agreement”, consists of this Cover Page, an attached Agreement, a Signature Page, Appendix A (List of Patent(s) or Patent Application(s)), Appendix B (Fields of Use and Territory), Appendix C (Royalties), Appendix D (Benchmarks and Performance), Appendix E (Commercial Development Plan), Appendix F (Example Royalty Report), Appendix G (Royalty Payment Options, and Appendix H (Shipping Information).

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The NIAID and the Licensee agree as follows:

1.	BACKGROUND

1.1	In the course of conducting biomedical and behavioral research, the NIAID investigators made inventions that may have commercial applicability.

1.2

By assignment of rights from the NIAID employees and other inventors, HHS, on behalf of the Government, solely owns the Licensed Patent Rights listed in Appendix A (I and II) and jointly owns Licensed Patent Rights listed in Appendix A (III) claimed in any United States or foreign patent applications or patents corresponding to the assigned inventions. HHS also owns any tangible embodiments of the inventions claimed therein actually reduced to practice by the NIAID.

1.3

The Secretary of HHS has delegated to the NIAID the authority to enter into this Agreement for the licensing of rights to these inventions under 35 U.S.C. §§200-212, the Federal Technology Transfer Act of 1986, 15 U.S.C. §3710(a), and the regulations governing the licensing of Government-owned inventions, 37 CFR Part 404.

1.4	The NIAID desires to transfer these inventions to the private sector through commercialization licenses to facilitate the commercial development of products and processes for public use and benefit.

1.5	The Licensee desires to acquire commercialization rights to certain of these inventions in order to develop processes, methods, or marketable products for public use and benefit.

2.	DEFINITIONS

2.1

“Affiliate(s)” of Licensee means a corporation or other business entity, which directly or indirectly is controlled by or controls, or is under common control with the Licensee. For this purpose, the term “control” means ownership of more than fifty percent (50%) of the voting stock or other ownership interest of the corporation or other business entity, or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the corporation or other business entity.

2.2	“Benchmarks” mean the performance milestones that are set forth in Appendix D.

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2.3

“BLA” means a Biologics License Application or similar application or submission for marketing approval filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

2.4	“Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial and/or Phase IV Clinical Trial conducted in the United States or outside of the United States.

2.5	“Commercial Development Plan” means the written commercialization plan attached as Appendix E.

2.6

“First Commercial Sale” means (a) with respect to a Licensed Product, the initial transfer by or on behalf of the Licensee or any of its Affiliates or sublicensees of such Licensed Product to a third party (other than a sublicensee), in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales, for end use of such Licensed Product in a regulatory jurisdiction after approval by a Regulatory Authority has been granted for such Licensed Product in such regulatory jurisdiction or (b) the initial practice of a Licensed Process by or on behalf of the Licensee or any of its Affiliates or sublicensees for a third party (other than a sublicensee) in exchange for cash or some equivalent to which value can be assigned for the purpose of determining Net Sales.

2.7	“FDA” means the U.S. Food and Drug Administration, and any successor agency thereto.

2.8	“Government” means the Government of the United States of America.

2.9

“IND” means an Investigational New Drug application, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

2.10	“Least Developed Countries” means those countries listed in Appendix B, subsection IV.

2.11	“Licensed Fields of Use” means the fields of use identified in Appendix B.

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2.12

“Licensed Additional Documentation” means information and materials, owned, controlled or generated by the NIAID inventors’ laboratory, including, but not limited to, [***] and which during the term of this Agreement (i) are in the possession or control of NIAID, and (ii) are necessary or useful to Licensee in the Licensed Fields of Use, including without limitation, in connection with the research, development, manufacture, use or sale of Licensed Products in the Licensed Territory.

2.13

“Licensed Materials” means tangible biological materials, identified in Appendix B, including progeny, subclones, expressed antibody proteins, unmodified derivatives, fractions or components isolated therefrom, whether or not within the scope of the claims of the Licensed Patent Rights.

2.14	“Licensed Patent Rights” means:

(a)

Patent applications (including provisional patent applications and PCT patent applications) or patents listed in Appendix A, all divisions and continuations of these applications, all patents issuing from these applications, divisions, and continuations, and any reissues, reexaminations, and extensions of all these patents;

(b)	to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.14(a):

(i)	continuations-in-part of 2.14(a);

(ii)	all divisions and continuations of these continuations-in-part;

(iii)	all patents issuing from these continuations-in-part, divisions, and continuations;

(iv)	priority patent application(s) of 2.14(a); and

(v)	any reissues, reexaminations, and extensions of all these patents;

(c)

to the extent that the following contain one or more claims directed to the invention or inventions disclosed in 2.14(a): all counterpart foreign and U.S. patent applications and patents to 2.14(a) and 2.14(b), including those listed in Appendix A; and

(d)	Licensed Patent Rights shall not include 2.14(b) or 2.14(c) to the extent that they contain one or more claims directed to new matter which is not the subject matter disclosed in 2.14(a).

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2.15

“Licensed Processes” means processes, which in the course of being practiced, would be within the scope of one or more claims of the Licensed Patent Rights in the country in which such processes are practiced that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.16

“Licensed Products” means tangible materials, which in the course of manufacture, use, sale, or importation, would be within the scope of one or more claims of the Licensed Patent Rights in the country of such manufacture, use, sale, or importation, as applicable that have not been held unpatentable, invalid or unenforceable by an unappealed or unappealable judgment of a court of competent jurisdiction.

2.17	“Licensed Territory” means the geographical area identified in Appendix B.

2.18	“Major Market” means any one of the following countries: United States, Japan, the United Kingdom, France, Germany, Italy or Spain.

2.19

“Net Sales” means with respect to any Licensed Product or Licensed Process, the total gross receipts for sales of such Licensed Product(s) or practice of Licensed Process(es) by or on behalf of the Licensee or of its Affiliates or sublicensees to third parties, and from leasing, renting, or otherwise making Licensed Products available to third parties without sale or other dispositions, whether invoiced or not, less the following items: (a) returns, allowances, and credits given or made for rejection or return of previously sold Licensed Products or Licensed Processes or for retroactive price reductions that are actually allowed and granted in the specific reporting period, (b) packing costs, insurance costs, freight out, and other transportation charges, (c) taxes or excise duties or other governmental charges imposed on the transaction (if separately invoiced), (d) rebates and chargeback payments granted to managed health care organizations, pharmacy benefit managers (or equivalents thereof), and (e) wholesaler and cash and quantity discounts in amounts customary in the trade to the extent actually granted. No deductions shall be made for [***].

Notwithstanding the foregoing, transfers of Licensed Product or practice of the Licensed Process internally among Licensee, its Affiliate(s), or their respective sublicensees shall be exempt from the calculation of Net Sales, unless the recipient is an end user of the Licensed Product or Licensed Process. The supply of Licensed Product or practice of Licensed Process as samples for charitable, or non-commercial purposes, for use in non-clinical or clinical trials, or any test or other studies reasonably necessary to comply with any applicable laws shall not be included in the calculation of Net Sales.

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2.20

“Phase I Clinical Trial” means a human clinical trial (including Phase Ia and Ib) in any country that includes studies in humans of the safety and tolerability of, and information regarding pharmacokinetics and potential pharmacological activity of an investigational product that would satisfy the requirements of 21 CFR 312.21(a).

2.21

“Phase II Clinical Trial” means a human clinical trial (including Phase 2a and 2b) in any country that includes studies in humans of the safety, dose ranging and efficacy of an investigational product that would satisfy the requirements of 21 CFR 312.21(b).

2.22

“Phase III Clinical Trial” means a human clinical trial in any country that provides for expanded study of a product on sufficient numbers of patients to establish the safety and efficacy of a product and generate, if required, pharmacological data to support regulatory approval in the proposed therapeutic indications that would satisfy the requirements of 21 CFR 312.21(c).

2.23

“Phase IV Clinical Trial” means a human clinical trial in any country occurring after marketing approval for purposes of gathering information on a vaccine’s effect in various populations and any side effects associated with long-term use of the vaccine.

2.24

“Practical Application” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and in each case, under these conditions as to establish that the invention is being utilized and that its benefits are to the extent permitted by law or Government regulations available to the public on reasonable terms.

2.25

“Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the manufacturing, marketing, reimbursement and/or pricing of Licensed Products in the Licensed Territory, including, in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function.

2.26

“Valid Claim” means a claim of an issued and unexpired patent that is in force included within the Licensed Patent Rights which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction (which decision is not appealable or has not been appealed within the time allowed for appeal), and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise.

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3.	GRANT OF RIGHTS

3.1

The NIAID hereby grants and the Licensee accepts, subject to the terms and conditions of this Agreement, a nonexclusive license under the Licensed Patent Rights listed in Appendix A (I and II) and under the provided Licensed Additional Documentation in the Licensed Territory to make and have made, to use and have used, to sell and have sold, to offer to sell, and to import any Licensed Products in the Licensed Fields of Use and to practice and have practiced any Licensed Processes in the Licensed Fields of Use. For the sake of clarity, Licensee shall have the right to transfer Licensed Products, Licensed Materials or Licensed Additional Documentation to the Licensee’s Affiliate(s), sublicensees, and third-party contractors to conduct commercial research and/or product development using the Licensed Products or Licensed Materials solely in accordance with the terms of this Agreement, provided that such entities may not use the Licensed Products or Licensed Materials for any purpose other than that described herein, and consent to be bound by any applicable terms and obligations of this Agreement.

3.2

The NIAID grants and the Licensee accepts, subject to the terms and conditions of this Agreement, a nonexclusive license under the Licensed Patent Rights to make and have made, to use and have used, and to import and have imported the Licensed Materials listed in Appendix B in the Licensed Field of Use. For the sake of clarity, Licensee has no right to sell and have sold, or to offer to sell, Licensed Materials.

3.3

This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of the NIAID other than the Licensed Patent Rights regardless of whether these patents are dominant or subordinate to the Licensed Patent Rights.

3.4

The NIAID agrees to use reasonable efforts to transfer copies of the Licensed Additional Documentation, as available, to Licensee promptly after the effective date of this Agreement. The NIAID acknowledges that information relating to the Licensed Patent Rights or Licensed Products may be of assistance to the Licensee in its research efforts. Accordingly, the NIAID shall consider reasonable requests by the Licensee for access to the inventors of the Licensed Patent Rights, Licensed Additional Documentation, and Licensed Materials.

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4.	SUBLICENSING

4.1

Upon [***], the Licensee may enter into sublicensing agreements under the Licensed Patent Rights only when it concurrently licenses or has previously licensed other proprietary or in-licensed intellectual property rights.    For the avoidance of doubt, the Licensee does not have the right to solely sublicense the Licensed Patent Rights. The Licensee does not have the right to sublicense the Licensed Materials listed in Appendix B but shall have the right to transfer the Licensed Materials to its Affiliates, sublicensees and third-party contractors pursuant to Section 3.1.

4.2

The Licensee agrees that any sublicenses granted by it shall provide that the obligations to the NIAID of Paragraphs 5.1, 5.2, 8.1, 10.1, 10.2, 12.5, and 13.7-13.9 of this Agreement shall be binding upon the sublicensee as if it were a party to this Agreement. The Licensee further agrees to attach copies of these Paragraphs to all sublicense agreements.

4.3

Any sublicenses granted by the Licensee shall provide for the termination of the sublicense, or the conversion to a license directly between the sublicensees and the NIAID, at the option of the sublicensee, upon termination of this Agreement under Article 13. This conversion is [***] contingent upon acceptance by the sublicensee of the remaining provisions of this Agreement.

4.4

The Licensee agrees to forward to the NIAID a [***] copy of each fully executed sublicense agreement postmarked within thirty (30) days of the execution of the agreement. To the extent permitted by law, the NIAID agrees to maintain each sublicense agreement in confidence.

5.	STATUTORY AND NIH REQUIREMENTS AND RESERVED GOVERNMENT RIGHTS

5.1

Prior to the First Commercial Sale, at the NIAID’s reasonable request and to the extent available, the Licensee agrees to provide the NIAID with reasonable quantities of Licensed Products or materials made through the Licensed Processes not to exceed [***] per calendar year for the NIAID’s internal, pre-clinical research use only. NIAID may not transfer any Licensed Products pursuant to this Paragraph 5.1 to any organization, entity, or governmental agency other than NIAID without the prior written consent of Licensee.

5.2

To the extent required under 35 U.S.C. §204, as amended, the Licensee agrees that products used or sold in the United States embodying Licensed Products or produced through use of Licensed Processes shall be manufactured substantially in the United States, unless a written waiver is obtained in advance from the NIAID.

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6.	ROYALTIES AND REIMBURSEMENT

6.1	The Licensee agrees to pay the NIAID a noncreditable, nonrefundable license issue royalty as set forth in Appendix C.

6.2	The Licensee agrees to pay the NIAID a minimum annual royalty as set forth in Appendix C.

6.3	The Licensee agrees to pay the NIAID earned royalties as set forth in Appendix C.

6.4	The Licensee agrees to pay the NIAID benchmark royalties as set forth in Appendix C.

6.5	The Licensee agrees to pay the NIAID sublicensing royalties as set forth in Appendix C.

6.6

A patent or patent application licensed under this Agreement shall cease to fall within the Licensed Patent Rights for the purpose of computing earned royalty payments in any given country on the earliest of the dates that:

(a)	the application has been abandoned and not continued;

(b)	the patent expires or irrevocably lapses; or

(c)	the patent has been held to be invalid or unenforceable by an unappealed or unappealable decision of a court of competent jurisdiction or administrative agency.

6.7	No multiple royalties shall be payable because any Licensed Products or Licensed Processes are covered by more than one of the Licensed Patent Rights.

6.8

On sales of Licensed Products by the Licensee or its Affiliates or sublicensees on sales made in other than an arms-length transaction, the value of the Net Sales attributed under this Article 6 to this transaction shall be that which would have been received in an arms-length transaction in the same country, based on sales of like quantity and quality products on or about the time of this transaction.

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6.9

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIAID prior to the effective date of this Agreement, the Licensee shall pay the NIAID, as an additional royalty, within sixty (60) days of the NIAID’s submission of a statement and request for payment to the Licensee, an amount equivalent to [***] of said unreimbursed patent expenses previously paid by the NIAID. As of May 18, 2018, the total of such unreimbursed patent expenses equals approximately [***] US dollars.

6.10

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIAID on or after the effective date of this Agreement, the NIAID, at its sole option, may require the Licensee:

(a)

to pay the NIAID on an annual basis, within [***] of the NIAID’s submission of a statement and request for payment, a royalty amount equivalent to [***] of the patent expenses paid by the NIAID during the previous calendar year(s) or in the event that there are more than [four (4)] licensees for that calendar year(s) with similar obligations, then a proportional percentage of such expenses for that year, whatever is less;

(b)

to pay these unreimbursed expenses directly to the law firm employed by the NIAID to handle these functions. However, in this event, the NIAID and not the Licensee shall be the client of the law firm; or

(c)

under exceptional circumstances, the Licensee may be given the right to assume responsibility for the preparation, filing, prosecution, or maintenance of any patent application or patent included with the Licensed Patent Rights. In that event, the Licensee shall directly pay the attorneys or agents engaged to prepare, file, prosecute, or maintain these patent applications or patents and shall provide the NIAID with copies of each invoice associated with these services as well as documentation that these invoices have been paid.

6.11

The NIAID agrees, upon written request, to provide the Licensee with summaries of patent prosecution invoices for which the NIAID has requested payment from the Licensee under Paragraphs 6.9 and 6.10. The Licensee agrees that all information provided by the NIAID related to patent prosecution costs shall be treated as confidential commercial information and shall not be released to a third party except as required by law or a court of competent jurisdiction.

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6.12

The Licensee may elect to surrender its rights in any country of the Licensed Territory under any of the Licensed Patent Rights upon [***] written notice to the NIAID and owe no payment obligation under Paragraph 6.10 for patent-related expenses paid in that country after the effective date of the written notice.

7.	PATENT FILING, PROSECUTION, AND MAINTENANCE

7.1	The NIAID agrees to take responsibility for the preparation, filing, prosecution, and maintenance of any and all patent applications or patents included in the Licensed Patent Rights.

8.	RECORD KEEPING

8.1

The Licensee agrees to keep accurate and correct records of Licensed Products made, used, sold, or imported and Licensed Processes practiced under this Agreement appropriate to determine the amount of royalties due the NIAID. These records shall be retained for at least [***] following a given reporting period and shall be available during normal business hours for inspection, at the expense of the NIAID, by an accountant or other designated auditor selected by the NIAID and reasonably acceptable to Licensee for the sole purpose of verifying reports and royalty payments hereunder. NIAID may conduct such inspection no more than once per calendar year and may inspect records from a particular reporting period only once. The accountant or auditor shall sign Licensee’s standard confidentiality agreement prior to the inspection and shall only disclose to the NIAID information relating to the accuracy of reports and royalty payments made under this Agreement. If an inspection shows an underreporting or underpayment in excess of [***] for any twelve (12) month period, then the Licensee shall reimburse the NIAID for the cost of the inspection at the time the Licensee pays the unreported royalties, including any additional royalties as required by Paragraph 9.8. All royalty payments required under this Paragraph shall be due within [***] of the date the NIAID provides the Licensee notice of the payment due. If an inspection shows an overpayment for any twelve (12) month reporting period, Licensee shall be entitled to credit the amount of such overpayment against any future non-patent prosecution royalty amounts owed by Licensee under this Agreement.

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9.	REPORTS ON PROGRESS, BENCHMARKS, SALES, AND PAYMENTS

9.1

Prior to signing this Agreement, the Licensee has provided the NIAID with the Commercial Development Plan in Appendix E, under which the Licensee intends to develop the Licensed Products or Licensed Processes with an intent of achieving the Practical Application of the Licensed Patent Rights. This Commercial Development Plan is hereby incorporated by reference into this Agreement. Based on this plan, performance Benchmarks are determined as specified in Appendix D.

9.2

The Licensee shall provide written annual reports on its product development progress or efforts to commercialize under the Commercial Development Plan for the Licensed Fields of Use within [***] after December 31 of each calendar year. These progress reports shall include, but not be limited to: progress on research and development, status of applications for regulatory approvals, manufacture and status of sublicensing, marketing, importing, and sales during the preceding calendar year, as well as, [***]. The NIAID also encourages these reports to include information on any of the Licensee’s public service activities that relate to the Licensed Patent Rights. If reported progress differs from that projected in the Commercial Development Plan and Benchmarks, the Licensee shall explain the reasons for such differences. In any annual report, the Licensee may propose amendments to the Commercial Development Plan, acceptance of which by the NIAID may not be denied unreasonably. The Licensee agrees to provide any additional information reasonably required by the NIAID to evaluate the Licensee’s performance under this Agreement. The Licensee may amend the Benchmarks at any time upon written approval by the NIAID. The NIAID shall not unreasonably withhold condition, or delay approval of any request of the Licensee to extend the time periods of this schedule if the request is supported by a reasonable showing by the Licensee of diligence in its performance under the Commercial Development Plan and toward bringing the Licensed Products to the point of Practical Application.

9.3

The Licensee shall report to the NIAID the dates for achieving Benchmarks specified in Appendix D and the First Commercial Sale in each country in the Licensed Territory within thirty (30) days of such occurrences.

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9.4

The Licensee shall submit to the NIAID, within [***] after each calendar half-year ending June 30 and December 31, a royalty report, as described in the example in Appendix F, setting forth for the preceding half-year period the amount of the Licensed Products sold or Licensed Processes practiced by or on behalf of the Licensee in each country within the Licensed Territory, the Net Sales, and the amount of royalty accordingly due. With each royalty report, the Licensee shall submit payment of earned royalties due. If no earned royalties are due to the NIAID for any reporting period, the written report shall so state. The royalty report shall [***] include a detailed listing of all deductions made under Paragraph 2.18 to determine Net Sales made under Article 6 to determine royalties due.

9.5

The Licensee agrees to forward semi-annually to the NIAID a copy of these reports (and/or relevant portion thereof) received by the Licensee from its sublicensees during the preceding half-year period as shall be pertinent to a royalty accounting to the NIAID by the Licensee for activities under the sublicense.

9.6

Royalties due under Article 6 shall be paid in U.S. dollars and payment options are listed in Appendix G. For conversion of foreign currency to U.S. dollars, the conversion rate shall be the New York foreign exchange rate quoted in The Wall Street Journal on the day that the payment is due, and any loss of exchange, value, taxes, or other expenses incurred in the transfer or conversion to U.S. dollars shall be paid entirely by the Licensee. The royalty report required by Paragraph 9.4 shall be mailed to the NIAID at its address for Agreement Notices indicated on the Signature Page.

9.7

The Licensee shall be solely responsible for determining if any tax on royalty income is owed outside the United States and shall pay this tax and be responsible for all filings with appropriate agencies of foreign governments.

9.8

Additional royalties may be assessed by the NIAID on any payment that is more than [***] overdue at the rate of [***] per month. This [***] per month rate may be applied retroactively from the original due date until the date of receipt by the NIAID of the overdue payment and additional royalties. The payment of any additional royalties shall not prevent the NIAID from exercising any other rights it may have as a consequence of the lateness of any payment.

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9.9

All plans and reports required by this Article 9 and marked “confidential” by the Licensee and the Assignment Notice provided by the Licensee under Section 14.7 shall, to the extent permitted by law, be treated by the NIAID as commercial and financial information obtained from a person and as privileged and confidential, and any proposed disclosure of these records by the NIAID under the Freedom of Information Act (FOIA), 5 U.S.C. §552 shall be subject to the predisclosure notification requirements of 45 CFR §5.65(d).

10.	PERFORMANCE

10.1

The Licensee shall use its reasonable commercial efforts to bring the Licensed Products and Licensed Processes to Practical Application. “Reasonable commercial efforts” for the purposes of this provision shall include reasonable efforts to adhere to the Commercial Development Plan in Appendix E and to perform the Benchmarks in Appendix D. The efforts of a sublicensee shall be considered the efforts of the Licensee. The NIAID also agrees to make reasonable efforts to provide the Licensee with the Licensed Additional Documentation set forth in Paragraph 3.4 hereof. The Licensee agrees to retain control over the Licensed Materials and Licensed Additional Documentation and shall not distribute or release them to others without the prior written consent of the NIAID, except for Affiliate(s), sublicensees, and third-party contractors acting on Licensee’s behalf, as provided in Paragraph 3.

10.2

Upon receipt and verification of the royalties due under Paragraph 6.1, the NIAID agrees to provide the Licensee, at the Licensee’s expense, with samples of the Licensed Materials as available and identified in Appendix B to the individual and address listed in Appendix H and, at reasonable cost to the Licensee, to replace them in the event of their unintentional destruction.

10.3

Upon the First Commercial Sale, until the expiration or termination of this Agreement, the Licensee shall use its reasonable commercial efforts to make Licensed Products and Licensed Processes reasonably accessible to the United States public.

10.4

The Licensee agrees, after its First Commercial Sale, to make commercially reasonable quantities of Licensed Products or materials produced through the use of Licensed Processes available to patient assistance programs in the U.S., if applicable.

10.5

The Licensee agrees, after its First Commercial Sale and as part of its marketing and product promotion in the U.S., to develop educational materials (e.g., brochures, website, etc.) directed to patients and physicians detailing the Licensed Products or medical aspects of the prophylactic and therapeutic uses of the Licensed Products.

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10.6

The Licensee agrees to supply, to the Technology Transfer and Intellectual Property Office, NIAID, at the mailing address 5601 Fishers Lane, Suite 6D, Rockville, Maryland 20852-3804 U.S.A., with inert samples of the Licensed Products or Licensed Processes or their packaging for educational and display purposes only.

11.	INFRINGEMENT AND PATENT ENFORCEMENT

11.1

The NIAID and the Licensee agree to notify each other promptly of each infringement or possible infringement of the Licensed Patent Rights, as well as, any facts which may reasonably be expected to affect the validity, scope, or enforceability of the Licensed Patent Rights of which either Party becomes aware.

11.2

In the event that a declaratory judgment action alleging invalidity of any of the Licensed Patent Rights shall be brought against the NIAID, the NIAID agrees to notify the Licensee that an action alleging invalidity has been brought. The NIAID does not represent that it shall commence legal action to defend against a declaratory action alleging invalidity. The Licensee shall take no action to compel the Government either to initiate or to join in any declaratory judgment action. Should the Government be made a party to any suit by motion or any other action of the Licensee, the Licensee shall reimburse the Government for any costs, expenses, or fees, which the Government incurs as a result of the motion or other action. Upon the Licensee’s payment of all costs incurred by the Government as a result of the Licensee’s joinder motion or other action, these actions by the Licensee shall not be considered a default in the performance of any material obligation under this Agreement.

12.	NEGATION OF WARRANTIES AND INDEMNIFICATION

12.1	The NIAID offers no warranties other than it warrants that those statements specified in Article 1 are true and correct.

12.2

The NIAID does not warrant the validity of the Licensed Patent Rights and makes no representations whatsoever with regard to the scope of the Licensed Patent Rights, or that the Licensed Patent Rights may be exploited without infringing other patents or other intellectual property rights of third parties.

12.3

THE NIAID MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY SUBJECT MATTER DEFINED BY THE CLAIMS OF THE LICENSED PATENT RIGHTS, LICENSED MATERIALS OR LICENSED ADDITIONAL DOCUMENTATION OR TANGIBLE MATERIALS RELATED THERETO.

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12.4	The NIAID does not represent that it shall commence legal actions against third parties infringing the Licensed Patent Rights.

12.5

The Licensee shall indemnify and hold the NIAID, its employees, students, fellows, agents, and consultants harmless from and against all liability, demands, damages, expenses, and losses, including but not limited to death, personal injury, illness, or property damage resulting from third party claims or demands in connection with or arising out of:

(a)

the use by or on behalf of the Licensee, or its sublicensees, or their directors, employees, or third-party contractors of any Licensed Patent Rights or Licensed Materials or Licensed Additional Documentation; or

(b)

the design, manufacture, distribution, or use of any Licensed Products, Licensed Processes or materials by the Licensee, or other products or processes developed by Licensee or its sublicensees in connection with or arising out of the Licensed Patent Rights or Licensed Additional Documentation,

except in each case (a) and (b) to the extent arising out of the NIAID’s breach of this Agreement or the negligence or willful misconduct of the NIAID or any its employees, students, fellows, agents, or consultants.

12.6	The Licensee agrees to maintain a liability insurance program consistent with sound business practice.

13.    TERM, TERMINATION, AND MODIFICATION OF RIGHTS

13.1

This Agreement is effective when signed by all parties, unless the provisions of Paragraph 14.15 are not fulfilled, and shall extend to the expiration of the last to expire of the Licensed Patent Rights unless sooner terminated as provided in this Article 13.

13.2

In the event that the Licensee is in default in the performance of any material obligations under this Agreement, including but not limited to the obligations listed in Paragraph 13.5, and if the default has not been remedied within ninety (90) days after the date of notice in writing of the default, the NIAID may terminate this Agreement by written notice and pursue outstanding royalties owed through procedures provided by the Federal Debt Collection Act; provided, however, that if the Licensee disputes in good faith that it has defaulted in its performance of any material obligation under this Agreement or that any such default has not been timely remedied, the NIAID and the Licensee shall negotiate promptly and in good faith to resolve such dispute [***].

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13.3

In the event that the Licensee becomes insolvent, files a petition in bankruptcy, has such a petition filed against it, determines to file a petition in bankruptcy, or receives notice of a third party’s intention to file an involuntary petition in bankruptcy, the Licensee shall immediately notify the NIAID in writing.

13.4	The Licensee shall have a unilateral right to terminate this Agreement in any country or territory by giving the NIAID sixty (60) days written notice to that effect.

13.5	The NIAID shall specifically have the right to terminate or modify, at its option, this Agreement, if the NIAID reasonably determines that the Licensee, its Affiliate(s), or sublicensees:

(a)

is not executing the Commercial Development Plan submitted with its request for a license, as amended pursuant to Paragraph 9.2, and the Licensee cannot otherwise demonstrate to the NIAID’s satisfaction that the Licensee has taken, or can be expected to take within a reasonable time, effective steps to achieve Practical Application of the Licensed Products or Licensed Processes;

(b)	has not achieved the Benchmarks in at least one of the indications identified in Appendix D as may be modified under Paragraph 9.2;

(c)	has willfully made a false statement of, or willfully omitted, a material fact in the license application or in any report required by this Agreement;

(d)	has committed a material breach of a covenant or agreement contained in this Agreement;

(e)	is not keeping at least one Licensed Product or Licensed Process reasonably available to the public in the U.S. after commercial use commences; or

(f)	cannot reasonably justify a failure to comply with the domestic production requirement of Paragraph 5.2, unless waived.

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13.6

In making the determination referenced in Paragraph 13.5, the NIAID shall take into account the normal course of such commercial development and manufacturing programs conducted with sound and reasonable business practices and judgment and the annual reports submitted by the Licensee under Paragraph 9.2. Prior to invoking termination or modification of this Agreement under Paragraph 13.5, the NIAID shall give written notice to the Licensee providing the Licensee specific notice of, and a ninety (90) day opportunity to respond to, the NIAID’s concerns as to the items referenced in 13.5(a)-13.5(f). If the Licensee fails to alleviate the NIAID’s concerns as to the items referenced in 13.5(a)-13.5(f) or fails to develop a corrective action plan and initiate corrective action pursuant to such plan to the NIAID’s reasonable satisfaction, the NIAID may terminate this Agreement upon written notice to the Licensee; provided, however, that if the Licensee disputes in good faith the NIAID’s determination with respect to any item(s) referenced in 13.5(a)-13.5(f), the NIAID and the Licensee shall negotiate promptly and in good faith to resolve such dispute.

13.7

The NIAID reserves the right according to 35 U.S.C. §209(d)(3) to terminate or modify this Agreement if it is determined that the action is necessary to meet the requirements for public use specified by federal regulations issued after the date of the license and these requirements are not reasonably satisfied by the Licensee.

13.8

Within thirty (30) days of receipt of written notice of the NIAID’s unilateral decision to modify or terminate this Agreement, the Licensee may, consistent with the provisions of 37 CFR §404.11, appeal the decision by written submission to the designated NIAID official. The decision of the designated NIAID official shall be the final agency decision. The Licensee may thereafter exercise any and all administrative or judicial remedies that may be available.

13.9

Within ninety (90) days of expiration or termination of this Agreement under this Article 13, a final report shall be submitted by the Licensee. Any royalty payments, including those incurred but not yet paid (such as the minimum annual royalty), and those related to patent expense, due to the NIAID shall become immediately due and payable upon termination or expiration. If terminated under this Article 13, sublicensees may elect to convert their sublicenses to direct licenses with the NIAID pursuant to Paragraph 4.3. Unless otherwise specifically provided for under this Agreement, upon termination or expiration of this Agreement, the Licensee shall return all Licensed Products provided by the NIAID or other NIAID-provided materials included within the Licensed Patent Rights to the NIAID or provide the NIAID with written certification of the destruction thereof. The Licensee may not be granted additional NIAID licenses if the final reporting requirement is not fulfilled.

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14.    GENERAL PROVISIONS

14.1

Neither party may waive or release any of its rights or interests in this Agreement except in writing. The failure of the Government to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right by the Government or excuse a similar subsequent failure to perform any of these terms or conditions by the Licensee.

14.2

This Agreement constitutes the entire agreement between the Parties relating to the subject matter of the Licensed Patent Rights, Licensed Additional Documentation, Licensed Products and Licensed Processes, and all prior negotiations, representations, agreements, and understandings are merged into, extinguished by, and completely expressed by this Agreement.

14.3

The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, this determination shall not in any way affect the validity or enforceability of the remaining provisions of this Agreement.

14.4

If either party desires a modification to this Agreement, the parties shall, upon reasonable notice of the proposed modification by the party desiring the change, confer in good faith to determine the desirability of the modification. No modification shall be effective until a written amendment is signed by the signatories to this Agreement or their designees.

14.5	The construction, validity, performance, and effect of this Agreement shall be governed by Federal law as applied by the Federal courts in the District of Columbia.

14.6

All Agreement notices required or permitted by this Agreement shall be given by prepaid, first class, registered or certified mail or by an express/overnight delivery service provided by a commercial carrier, properly addressed to the other party at the address designated on the Signature Page, or to any other address as may be designated in writing by such other party. Agreement notices shall be considered timely if such notices are received on or before the established deadline date or sent on or before the deadline date as verifiable by U.S. Postal Service postmark or dated receipt from a commercial carrier. Parties should request a legibly dated U.S. Postal Service postmark or obtain a dated receipt from a commercial carrier or the U.S. Postal Service. Private metered postmarks shall not be acceptable as proof of timely mailing.

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14.7

This Agreement shall not be assigned or otherwise transferred (including any transfer by legal process or by operation of law, and any transfer in bankruptcy or insolvency, or in any other compulsory procedure or order of court) without the prior written consent of the NIAID, except that Licensee may assign this Agreement without such consent to Licensee’s Affiliate(s) or to the successor of that part of Licensee’s business to which this Agreement pertains, whether such successor’s interest results from merger, sale of stock, sale of assets or otherwise. In the case of such assignment to an Affiliate or successor, Licensee shall provide written notice of the anticipated assignment to the email inbox or mailing address on the signature page below that is at least fifteen (15) calendar days before the effective date of the assignment, with receipt confirmed (which may be by automated method in the case of email or by U.S. Postal Service or commercial carrier if such notice is provided in accordance with Section 14.6) (“Assignment Notice”). In the event that Licensee does not provide such Assignment Notice prior to Licensee’s assignment, the NIAID reserves the right to terminate or modify, at its option, this Agreement. NIAID will have a period of thirty (30) calendar days from the date that it receives written notice from the Licensee of a proposed assignment for which NIAID’s written consent is required, to approve or reject the proposed assignment and such approval shall not be unreasonably withheld. The parties agree that the identity of the parties is material to the formation of this Agreement and that the obligations under this Agreement are nondelegable. In the event that the NIAID consents to a proposed assignment as set forth above, the Licensee shall pay the NIAID, as an additional royalty, [***] as consideration received for any assignment of this Agreement within sixty (60) days of the assignment.

14.8

The Licensee agrees in its use of any NIAID-supplied materials to comply with all applicable statutes, regulations, and guidelines, including the NIH and the HHS regulations and guidelines. The Licensee agrees not to use the NIAID-supplied materials for research involving human subjects or clinical trials in the United States without complying with 21 CFR Part 50 and 45 CFR Part 46. The Licensee agrees not to use the NIAID-supplied materials for research involving human subjects or clinical trials outside of the United States without notifying the NIAID, in writing, of the research or trials and complying with the applicable regulations of the appropriate national control authorities. Written notification to the NIAID of research involving human subjects or clinical trials outside of the United States shall be given no later than sixty (60) days prior to commencement of the research or trials.

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14.9

The Licensee acknowledges that it is subject to and agrees to abide by the United States laws and regulations (including the Export Administration Act of 1979 and Arms Export Control Act) controlling the export of technical data, computer software, laboratory prototypes, biological materials, and other commodities. The transfer of these items may require a license from the appropriate agency of the Government or written assurances by the Licensee that it shall not export these items to certain foreign countries without prior approval of the agency. The NIAID neither represents that a license is or is not required or that, if required, it shall be issued.

14.10

The Licensee agrees to mark the Licensed Products, or their packaging sold in the United States with all applicable U.S. patent numbers and similarly to indicate “Patent Pending” status. All Licensed Products manufactured in, shipped to, or sold in other countries shall be marked in a manner to preserve the NIAID patent rights in those countries.

14.11

By entering into this Agreement, the NIAID does not directly or indirectly endorse any product or service provided, or to be provided, by the Licensee whether directly or indirectly related to this Agreement. The Licensee shall not state or imply that this Agreement is an endorsement by the Government, the NIAID, any other Government organizational unit, or any Government employee. Additionally, the Licensee shall not use the names of the NIAID, NIH, FDA or HHS or the Government or their employees in any advertising, promotional, or sales literature without the prior written approval of the NIAID.

14.12

The Parties agree to attempt to settle amicably any controversy or claim arising under this Agreement or a breach of this Agreement. The Licensee agrees first to appeal any unsettled claims or controversies to the designated NIAID official, or designee, whose decision shall be considered the final agency decision. Thereafter, the Licensee may exercise any administrative or judicial remedies that may be available.

14.13

Nothing relating to the grant of a license, nor the grant itself, shall be construed to confer upon any person any immunity from or defenses under the antitrust laws or from a charge of patent misuse, and the acquisition and use of rights pursuant to 37 CFR Part 404 shall not be immunized from the operation of state or Federal law by reason of the source of the grant.

14.14	Paragraphs 8.1, 9.7-9.9, 12.1-12.5, 13.8, 13.9, 14.5, 14.7, 14.12 and 14.14 of this Agreement shall survive termination of this Agreement.

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14.15

The terms and conditions of this Agreement shall, at the NIAID’s sole option, be considered by the NIAID to be withdrawn from the Licensee’s consideration and the terms and conditions of this Agreement, and the Agreement itself to be null and void, unless this Agreement is executed by the Licensee and a fully executed original is received by the NIAID within sixty (60) days from the date of the NIAID signature found at the Signature Page.

SIGNATURES BEGIN ON NEXT PAGE

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NIH PATENT LICENSE AGREEMENT NONEXCLUSIVE - SUBLICENSABLE

SIGNATURE PAGE

For the NIAID:

/s/ Michael R. Mowatt	06/27/2018
Michael R. Mowatt, Ph.D.	Date

Director

Technology Transfer and Intellectual Property Office

National Institute of Allergy and Infectious Diseases

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon, information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

by:

/s/ Adam Simpson	06/8/2018
Signature of Authorized Official	Date

Adam Simpson
Printed Name

Chief Executive Officer
Title

Official and Mailing Address for Agreement notices:

Adam Simpson
Name

Chief Executive Officer
Title

Mailing Address

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1 Union Square
600 University Street, Suite 2525
Seattle, WA 98101

	Email Address:	[***].

Phone:

Fax:

I.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments)

Adam Simpson
Name

Chief Executive Officer
Title

Mailing Address:
1 Union Square
600 University Street, Suite 2525
Seattle, WA 98101

Email Address:	[***]

Phone:

Fax:

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) and/or imprisonment).

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APPENDIX A – [***]

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APPENDIX B – LICENSED FIELDS OF USE AND TERRITORY

I.	Licensed Materials:

[***]

II.	Licensed Fields of Use:

(a)

Adjuvanted or non-adjuvanted vaccines for the prevention, cure, amelioration or treatment of respiratory syncytial virus (RSV) infection in humans, for administration alone or in combination with one or more other vaccines. For the sake of clarity, such RSV vaccines as set forth in the Licensed Patent Rights are limited to those that combine Licensed Patent Rights with Licensee’s proprietary protein-based nanoparticle technology and specifically excludes nucleic acid-based vaccines.

(b)	The use of the Licensed Materials listed in Appendix B (I) is limited to internal research, quality control and characterization of Licensed Products only.

III.	Licensed Territory:

(a)	Worldwide

IV.	Least Developed Countries:

Africa (34): Angola, Benin, Burkina Faso, Burundi, Central African Republic, Chad, Comoros, Democratic Republic of the Congo, Djibouti, Equatorial Guinea, Eritrea, Ethiopia, Gambia, Guinea, Guinea-Bissau, Lesotho, Liberia, Madagascar, Malawi, Mali, Mauritania, Mozambique, Niger, Rwanda, São Tomé and Príncipe, Senegal, Sierra Leone, Somalia, South Sudan, Sudan, Togo, Uganda, United Republic of Tanzania, Zambia

Asia (14): Afghanistan, Bangladesh, Bhutan, Cambodia, Kiribati, Lao People’s Democratic Republic, Myanmar, Nepal, Samoa, Solomon Islands, Timor-Leste, Tuvalu, Vanuatu, Yemen

Latin America and the Caribbean (1): Haiti

(Source: United Nations Office of the High Representative (UN-OHRLLS) as of October 23, 2013)

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APPENDIX C – ROYALTIES

Royalties:

I.	The Licensee agrees to pay to the NIAID a noncreditable, nonrefundable license issue royalty in the amount of [***] within sixty (60) days from the effective date of this Agreement.

II.	The Licensee agrees to pay to the NIAID a nonrefundable minimum annual royalty as follows:

(a)

[***] minimum annual royalty payments for Years Two through [***] are due and payable within [***] after January 1 of each calendar year and may be credited against any earned royalties due for sales made in that year. For clarity, Year Two shall begin on January 1, 2019 and the first minimum annual royalty payment is due and payable within [***] of January 1, 2019;

(b)

[***] minimum annual royalty payments for Years [***] through [***] are due and payable within [***] after January 1 of each calendar year and may be credited against any earned royalties due for sales made in that year;

(c)

[***] minimum annual royalty payments for every year after Year [***] until prior to First Commercial Sale are due and payable within [***] after January 1 of each calendar year and shall be credited against any earned royalties due for sales made in that year; and

(d)

[***] minimum annual royalty payments for every year after First Commercial Sale as long as Licensed Patent Rights exist, and have not expired, been revoked, lapsed, or held unenforceable, are due and payable within [***] after January 1 of each calendar year and shall be credited against any earned royalties due for sales made in that year.

III.

The Licensee agrees to pay the NIAID the following earned royalties on Net Sales of each Licensed Product throughout the Licensed Territory in each calendar year by or on behalf of Licensee, its Affiliate(s), or its sublicensees.

(a)	When Valid Claims exist in countries of manufacture or sale and in which Licensee has not exercised its rights to terminate this Agreement:

(1)	[***] on Net Sales in Least Developed Countries.

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(2)	[***] for the portion of annual Net Sales of the Licensed Products sold in such countries outside of the Least Developed Countries which are less than or equal to [***].

(3)	[***] for the portion of annual Net Sales of the Licensed Products sold in such countries outside of the Least Developed Countries which are over [***] US dollars [***].

(4)	Upon the first time the aggregate Net Sales of all Licensed Products achieve the following thresholds, the Licensee agrees to pay the following one-time Benchmark royalties:

a.	[***] dollars [***] when the aggregate Net Sales of all Licensed Products reaches [***] dollars [***];

b.	[***] dollars [***] when the aggregate Net Sales of all Licensed Products reaches [***] dollars [***]; and

c.	[***] dollars [***] when the aggregate Net Sales of all Licensed Products reaches [***] dollars [***] .

IV.	The Licensee agrees to pay the NIAID Benchmark royalties within [***] of Licensee’s achieving each of the following Benchmarks:

(a)	[***] dollars [***] upon dosing of first patient in first Phase I Clinical Trial for the first and second indications in the Licensed Field of Use;

(b)	[***] dollars [***] upon dosing of first patient in first Phase Ib or Phase II Clinical Trial for the first indication in the Licensed Field of Use;

(c)	[***] dollars [***] upon dosing of first patient in first Phase Ib or Phase II Clinical Trial for the second indication in the Licensed Field of Use;

(d)	[***] dollars [***] upon dosing of first patient in first Phase III Clinical Trial for the first indication in the Licensed Field of Use;

(e)	[***] dollars [***] upon dosing of first patient in first Phase III Clinical Trial for the second indication in the Licensed Field of Use;

(f)	[***] dollars [***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside US for the first indication in the Licensed Field of Use; and

(g)	[***] dollars [***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside the US for the second

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indication in the Licensed Field of Use.

The Benchmark royalties shall be payable only upon the initial achievement of such Benchmark exercised in performance of the Licensed Field of Use and no amounts shall be due hereunder for subsequent or repeated achievement of such Benchmark.

V.

The Licensee agrees to pay the NIAID additional sublicensing royalties proportional to the fair market value of any consideration received that is directly attributable to granting a sublicense to the Licensed Patent Rights. The payments shall be made within [***] of the execution of each sublicense and calculated as follows:

(a)	For sublicenses granted before [***] for any Licensed Product in the US or foreign equivalent:

(1)	[***] for the first indication in the Licensed Field of Use; and
(2)	[***] for the second and each subsequent indication in the Licensed Field of Use; and

(b)	For sublicenses granted after the [***] for any Licensed Product but before the [***]for any Licensed Product in the US or foreign equivalent:

(1)	[***] for a first indication in the Licensed Field of Use; and
(2)	[***] for the second and each subsequent indication in the Licensed Field of Use; and

(c)	For sublicenses granted after the [***] for any Licensed Product in the US or foreign equivalent:

(1)	[***] for a first indication in the Licensed Field of Use; and
(2)	[***] for the second indication and each subsequent indication in the Licensed Field of Use.

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APPENDIX D – BENCHMARKS AND PERFORMANCE

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the NIAID that the Benchmark has been achieved.

Benchmarks for elderly vaccination indication

I.	Submission of IND application to Regulatory Authority: Second (2nd) Quarter [***]

II.	Dosing of first patient in Phase I Clinical Trial: Initiation by Fourth (4th) Quarter [***]

III.	Dosing of first patient in Phase Ib or II Clinical Trial: Initiation by Fourth (4th) Quarter [***]

IV.	Dosing of first patient in Phase III Clinical Trial: Initiation by Fourth (4th) Quarter [***]

V.	Submission of BLA in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

VI.	Marketing approval in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

Benchmarks for maternal vaccination for prophylaxis in newborn indication

VII.	Submission of IND application to Regulatory Authority: Fourth (4th) Quarter [***]

VIII.	Dosing of first patient in Phase I Clinical Trial: Initiation by Fourth (4th) Quarter [***]

IX.	Dosing of first patient in Phase Ib or II Clinical Trial: Initiation by Fourth (4th) Quarter [***]

X.	Dosing of first patient in Phase III Clinical Trial: Initiation by Fourth (4th) Quarter [***]

XI.	Submission of BLA in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

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XII.	Marketing approval in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

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APPENDIX E – COMMERCIAL DEVELOPMENT PLAN

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APPENDIX F – EXAMPLE ROYALTY REPORT

Required royalty report information includes:

•	License reference number (L-XXX-200X/0)

•	Reporting period

•	Catalog number and units sold of each Licensed Product (domestic and foreign)

•	Gross Sales per catalog number per country

•	Total Gross Sales

•	Itemized deductions from Gross Sales

•	Total Net Sales

•	Earned Royalty Rate and associated calculations

•	Gross Earned Royalty

•	Adjustments for Minimum Annual Royalty (MAR) and other creditable payments made

•	Net Earned Royalty due

Example

Catalog Number	Product Name	Country	Units Sold	Gross Sales (US$)
1	A	US	250	62,500
1	A	UK	32	16,500
1	A	France	25	15,625
2	B	US	0	0
3	C	US	57	57,125
4	D	US	12	1,500
			Total Gross Sales	153,250
			Less Deductions:
			Freight	3,000
			Returns	7,000
			Total Net Sales	143,250
			Royalty Rate	8%
			Royalty Due	11,460
			Less Creditable Payments	10,000
			Net Royalty Due	1,460

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APPENDIX G – ROYALTY PAYMENT OPTIONS

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APPENDIX H – SHIPPING INFORMATION

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PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Institute of Allergy and Infectious Diseases

an Institute or Center (hereinafter referred to as the “NIAID”) of the

NIH

and

Icosavax, Inc.,

hereinafter referred to as the “Licensee”,

having offices at 1 Union Square, 600 University Street, Suite 2525, Seattle, Washington 98101,

created and operating under the laws of Delaware.

Tax ID No.:             [***]

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CONFIDENTIAL -NIH
Amendment of [***]	Icosavax, Inc.
Model 10-2015

FIRST AMENDMENT TO [***]

This is the first amendment (“First Amendment”) of the agreement by and between the NIAID and Licensee having an effective date of June 28, 2018 and having NIAID Reference Number [***] (“Agreement”). This First Amendment, having NIAID Reference Number [***] includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Shipping Information) and 3) Attachment 2 (Royalty Payment Information).

WHEREAS, the NIAID and the Licensee desire that the Agreement be amended a first time as set forth below in order to update Appendix B to include additional Licensed Materials.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIAID and the Licensee, intending to be bound, hereby mutually agree to the following:

1)	Append Appendix B – I. Licensed Materials, to include as new item (f) [***] [***] protein.

2)	The Licensee shall pay the NIAID an amendment issue royalty in the sum of [***], which shall be payable in installments as follows (payment options may be found in Attachment 2):

a.	The first installment of [***] Dollars [***] payable within sixty (60) days from the effective date of this First Amendment; and

b.	The second installment of [***] Dollars [***] payable within sixty (60) days of the one (1) year anniversary of the effective date of this First Amendment.

3)

Upon receipt by NIAID of the first installment of the license amendment royalty and verification thereof, NIAID agrees to provide the above-named Licensed Materials, as available, and to replace these Licensed Materials at reasonable cost, in the event of their unintentional destruction.

4)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1 and/or 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1 and/or 2.

5)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

6)

The terms and conditions of this First Amendment shall, at the NIAID’s sole option, be considered by the NIAID to be withdrawn from the Licensee’s consideration and the terms and conditions of this First Amendment, and the First Amendment itself, to be null and void, unless this First Amendment is executed by the Licensee and a fully executed original is received by the NIAID within sixty (60) days from the date of the NIAID’s signature found at the Signature Page.

7)	This First Amendment is effective upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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CONFIDENTIAL -NIH
Amendment of [***]	Icosavax, Inc.
Model 10-2015

FIRST AMENDMENT TO [***]

SIGNATURE PAGE

In Witness Whereof, the parties have executed this First Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the NIAID:

/s/ Michael R. Mowatt	08/30/2018
Michael R. Mowatt, Ph.D.	Date

Director

Technology Transfer and Intellectual Property Office

National Institute of Allergy and Infectious Diseases

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Adam Simpson	09/10/2018
Signature of Authorized Official	Date

Name: Adam Simpson

Title: Chief Executive Officer

I.	Official and Mailing Address for Agreement notices:

Adam Simpson
Name

Chief Executive Officer
Title

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CONFIDENTIAL -NIH
Amendment of [***]	Icosavax, Inc.
Model 10-2015

Mailing Address:

600 University Street, Suite 2525

Seattle, WA 98101

Email Address:	[***]

Phone:

Fax:

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Adam Simpson
Name

Chief Executive Officer
Title

Mailing Address:

600 University Street, Suite 2525

Seattle, WA 98101

Email Address:	[***]

Phone:

Fax:

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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CONFIDENTIAL -NIH
Amendment of [***]	Icosavax, Inc.
Model 10-2015

ATTACHMENT 1 – [***]

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CONFIDENTIAL -NIH
Amendment of [***]	Icosavax, Inc.
Model 10-2015

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CONFIDENTIAL -NIH
Amendment of [***]	Icosavax, Inc.
Model 10-2015

ATTACHMENT 2 – [***]

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CONFIDENTIAL -NIH
Amendment of [***]	Icosavax, Inc.
Model 10-2015

PUBLIC HEALTH SERVICE

Amendment

This Agreement is based on the model Amendment Agreement adopted by the U.S. Public Health Service (“PHS”) Technology Transfer Policy Board for use by components of the National Institutes of Health (“NIH”), the Centers for Disease Control and Prevention (“CDC”), and the Food and Drug Administration (“FDA”), which are agencies of the PHS within the Department of Health and Human Services (“HHS”).

This Cover Page identifies the Parties to this Agreement:

The U.S. Department of Health and Human Services, as represented by

National Institute of Allergy and Infectious Diseases

an Institute or Center (hereinafter referred to as the “NIAID”) of the

NIH

and

Icosavax, Inc,

hereinafter referred to as the “Licensee”,

having offices at 1616 Eastlake Avenue East, Suite 208, Seattle, WA 98102,

created and operating under the laws of Delaware.

Tax ID No.: [***]

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 1 of 10

SECOND AMENDMENT TO [***]

This is the Second amendment (“Second Amendment”) of the agreement by and between the NIAID and Licensee having an effective date of June 28, 2018 and having NIAID Reference Number [***] (“Agreement”). This Second Amendment, having NIAID Reference Number [***] includes, in addition to the amendments made below, 1) a Signature Page, 2) Attachment 1 (Shipping Information) and 3) Attachment 2 (Royalty Payment Information).

WHEREAS, the NIAID and the Licensee desire that the Agreement be amended a second time as set forth below in order to add biological materials.

1.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the NIAID and the Licensee, intending to be bound, hereby mutually agree to the following (all additions are shown in underline and deletions are shown in ~~strike-out)~~:

1)	On page 1, amend Icosavax, Inc. address:

Icosavax, Inc., hereinafter referred to as the “Licensee”, having offices at ~~1 Union Square, 600 University Street, Suite 2525, Seattle, Washington, 98101~~ 1616 Eastlake Avenue East, Suite 208, Seattle, Washington, 98102, created and operating under the laws of Delaware.

2)	On page 2, Add:

For the NIAID’s internal use only:

License Number: [***]

License Application Number[***]

Serial Number(s) of Licensed Patent(s) or Patent Application(s):

●	[***]

Public Benefit(s): Development of nanoparticle-based respiratory syncytial virus (“RSV”) and Meta Pneumovirus (hMPV) vaccines

3)	Add to Section 2 DEFINITIONS:

2.27 “Third Party” means a person or entity other than (i) Licensee or any of its Affiliate(s) or sublicensees and (ii) NIAID.

4)	Add to Section 6.9:

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 2 of 10

6.9

With regard to unreimbursed expenses associated with the preparation, filing, prosecution, and maintenance of all patent applications and patents included within the Licensed Patent Rights and paid by the NIAID prior to the effective date of this Agreement, the Licensee shall pay the NIAID, as an additional royalty, within [***] of the NIAID’s submission of a statement and request for payment to the Licensee, an amount equivalent to [***] of said unreimbursed patent expenses previously paid by the NIAID. As of the effective date of this Agreement, the total of such unreimbursed patent expenses equals approximately [***] US dollars. For any amendment to this License that includes additional Licensed Patent Rights, there will be an additional royalty for the unreimbursed additional patent expenses. Licensee shall pay the NIAID the additional royalty within [***] of the NIAID’s submission of a statement and request for payment to the Licensee, an amount equivalent to [***] of said unreimbursed additional patent expenses which is equivalent to [***].

5)	Addition to Appendix A:

Patent(s) or Patent Application(s):

[***]

6)	Addition to Appendix B, Sections I and II:

I.	Licensed Materials:

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Licensed Fields of Use:

Adjuvanted or non-adjuvanted vaccines for the prevention, cure, amelioration or treatment of disease caused by metapneumovirus infection and/or respiratory syncytial virus (RSV) infection in humans, for administration alone or in combination with one or more other vaccines. For the sake of clarity, such vaccines as set forth in the Licensed Patent Rights are limited to those that combine Licensed Patent Rights with Licensee’s proprietary technology and specifically excludes nucleic acid-based vaccines.

The use of the Licensed Materials listed in Appendix B is limited to internal research, quality control and characterization of Licensed Products only.

7)	Appendix C - Roylaties

In Appendix C, Royalties Section III, add Royalty add (4) d and (5):

d. [***] dollars [***] when the aggregate Net Sales of all Licensed Products reaches [***] dollars [***].

(5) If the Licensee is required to pay royalties to one or more Third Parties in order to make and have made, use and have used, sell and have sold, offer to sell, or import any License Products in the Licensed Field of Use, or to practice and have practiced any

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 3 of 10

Licensed Processes in the Licensed Field of Use (collectively “Third Party Royalties”), then the Licensee shall deduct [***] percent [***] for each [***] percent royalty due to a Third Party up to a maximum of [***] percent [***] deduction from the royalty rate on Net Sales set forth under Paragraphs 6.3 of this Agreement.

Delete Section IV in its entirety and replace with:

The Licensee agrees to pay the NIAID Benchmark royalties within [***] of Licensee’s achieving each of the following Benchmarks:

(a) [***] dollars [***] upon dosing of first patient in first Phase I Clinical Trial for the first and all subsequent indications in the Licensed Field of Use;

(b) [***] dollars [***] upon dosing of first patient in first Phase II Clinical Trial for the first indication in the Licensed Field of Use;

(c) [***] dollars [***] upon dosing of first patient in first Phase II Clinical Trial for the second indication in the Licensed Field of Use;

(d) [***] dollars [***] upon dosing of first patient in first Phase II Clinical Trial for the third indication in the Licensed Field of Use;

(e) [***] dollars [***] reupon dosing of first patient in first Phase III Clinical Trial for the first indication in the Licensed Field of Use;

(f) [***] dollars [***] upon dosing of first patient in first Phase III Clinical Trial for the second indication in the Licensed Field of Use;

(g) [***] thousand [***] upon dosing of first patient in first Phase III Clinical Trial for the third indication in the Licensed Field of Use;

(h) [***] dollars [***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside US for the first indication in the Licensed Field of Use; and

(i) [***] dollars [***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside the US for the second indication in the Licensed Field of Use.

(j) [***] dollars [***] upon marketing approval received from a Regulatory Authority in the US or first Major Market outside the US for the third indication in the Licensed Field of Use.

The Benchmark royalties shall be payable only upon the initial achievement of such Benchmark exercised in performance of the Licensed Field of Use and no amounts shall be due hereunder for subsequent or repeated achievement of such Benchmark.

8)	Appendix D – Benchmarks and Performance

Delete Appendix D in its entirety and replace with:

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 4 of 10

APPENDIX D – BENCHMARKS AND PERFORMANCE

The Licensee agrees to the following Benchmarks for its performance under this Agreement and, within thirty (30) days of achieving a Benchmark, shall notify the NIAID that the Benchmark has been achieved.

Benchmarks for elderly RSV vaccination indication

I.	Submission of IND or Foreign Equivalent application to Regulatory Authority: Second (2nd) Quarter [***]

II.	Dosing of first patient in Phase I Clinical Trial: Initiation by Fourth (4th) Quarter [***]

III.	Dosing of first patient in Phase Ib or II Clinical Trial: Initiation by Fourth (4th) Quarter [***]

IV.	Dosing of first patient in Phase III Clinical Trial: Initiation by Fourth (4th) Quarter [***]

V.	Submission of BLA or Foreign Equivalent in in the US or first Major Market outside US to a Regulatory Authority: Third (3rd) Quarter [***]

VI.	Marketing approval in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

Benchmarks for maternal RSV vaccination for prophylaxis in newborn indication

I.	Submission of IND or Foreign Equivalent application to Regulatory Authority: Fourth (4th) Quarter [***]

II.	Dosing of first patient in Phase I Clinical Trial: Initiation by Fourth (4th) Quarter [***]

III.	Dosing of first patient in Phase Ib or II Clinical Trial: Initiation by Fourth (4th) Quarter [***]

IV.	Dosing of first patient in Phase III Clinical Trial: Initiation by Fourth (4th) Quarter [***]

V.	Submission of BLA Foreign Equivalent in the US or first Major Market outside US to a Regulatory Authority: Third (3rd) Quarter [***]

VI.	Marketing approval in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

Benchmarks for MPV vaccination (either in combination with RSV or alone) indication

I.	Submission of IND or Foreing Equivalent application to Regulatory Authority: Fourth (4th) Quarter [***]

II.	Dosing of first patient in Phase I Clinical Trial: Initiation by Fourth (4th) Quarter [***]

III.	Dosing of first patient in Phase Ib or II Clinical Trial: Initiation by Fourth (4th) Quarter [***]

IV.	Dosing of first patient in Phase III Clinical Trial: Initiation by Fourth (4th) Quarter [***]

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 5 of 10

V. Submission of BLA or Foreign Equivalent in the US or first Major Market outside US to a Regulatory Authority: Third (3rd) Quarter [***]

VI. Marketing approval in the US or first Major Market outside US by a Regulatory Authority: Third (3rd) Quarter [***]

Appendix E – [***]

1)

Within sixty (60) days of the execution of this Second Amendment, the Licensee shall pay the NIAID an amendment issue royalty in the sum of [***] US Dollars [***] and payment options may be found in Attachment 2.

2)

In the event any provision(s) of the Agreement is/are inconsistent with Attachment 1 and/or 2, such provision(s) is/are hereby amended to the extent required to avoid such inconsistency and to give effect to the shipping and payment information in such Attachment 1 and/or 2.

3)	All terms and conditions of the Agreement not herein amended remain binding and in effect.

4)

The terms and conditions of this Second Amendment shall, at the NIAID’s sole option, be considered by the NIAID to be withdrawn from the Licensee’s consideration and the terms and conditions of this Second Amendment, and the Second Amendment itself, to be null and void, unless this Second Amendment is executed by the Licensee and a fully executed original is received by the NIAID within sixty (60) days from the date of the NIAID’s signature found at the Signature Page.

5)	This Second Amendment is effective on upon execution by all parties.

SIGNATURES BEGIN ON NEXT PAGE

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 6 of 10

SECOND AMENDMENT TO [***]

SIGNATURE PAGE

In Witness Whereof, the parties have executed this Second Amendment on the dates set forth below. Any communication or notice to be given shall be forwarded to the respective addresses listed below.

For the IC:

/s/ Michael R. Mowatt	8/20/2020
Michael R. Mowatt, PhD.	Date

Director

Technology Transfer and Intellectual Property Office, NIAID

National Institutes of Health

Mailing Address or E-mail Address for Agreement notices and reports:

License Compliance and Administration

Monitoring & Enforcement

Office of Technology Transfer

National Institutes of Health

6011 Executive Boulevard, Suite 325

Rockville, Maryland 20852-3804 U.S.A.

E-mail: LicenseNotices_Reports@mail.nih.gov

For the Licensee (Upon information and belief, the undersigned expressly certifies or affirms that the contents of any statements of the Licensee made or referred to in this document are truthful and accurate.):

/s/ Adam Simpson	9/9/2020
Signature of Authorized Official	Date

Name: Adam Simpson
Title: CEO, Icosavax, Inc.

I.	Official and Mailing Address for Agreement notices:

Cassia Cearley
Name

SVP, Operations
Title

Mailing Address:

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 7 of 10

Icosavax, Inc.
1616 Eastlake Ave. E., Suite 208
Seattle, WA 98116

Email Address:	[***]

Phone:	[***]

Fax:

II.	Official and Mailing Address for Financial notices (the Licensee’s contact person for royalty payments):

Accounts Payable
c/o: Cassia Cearley
Name

SVP, Operations
Title

Mailing Address:

Icosavax, Inc.
1616 Eastlake Ave. E., Suite 208
Seattle, WA 98116

Email Address:	[***]

Phone:	[***]

Fax:

Any false or misleading statements made, presented, or submitted to the Government, including any relevant omissions, under this Agreement and during the course of negotiation of this Agreement are subject to all applicable civil and criminal statutes including Federal statutes 31 U.S.C. §§3801-3812 (civil liability) and 18 U.S.C. §1001 (criminal liability including fine(s) or imprisonment).

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 8 of 10

ATTACHMENT 1 – [***]

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 9 of 10

ATTACHMENT 2 – [***]

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CONFIDENTIAL -NIH
Second Amendment of [***]	Icosavax, Inc.	July 2020
Model 10-2015	Page 10 of 10